UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Global Clean Energy Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
You are cordially invited to join us for our 2024 Annual Meeting of Stockholders to be held on Wednesday, November 20, 2024 at 8:00 a.m., Pacific time. We will be holding the Annual Meeting virtually via the Internet to maximize your ability to participate in the meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to the Annual Meeting. The Notice of Annual Meeting of Stockholders and this Proxy Statement describe the business that will be acted upon at the meeting.
It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting online, we urge you to grant your proxy to vote your shares by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. Please note that submitting a proxy will not prevent you from attending the meeting and voting online during the meeting, however, if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name prior to voting online at the meeting and may be required to register prior to the meeting. You will find information regarding the matters to be voted on at the meeting in the proxy statement.
On behalf of the Board of Directors, we appreciate your continued support of Global Clean Energy.

Sincerely,

David R. Walker
Chairman

6451 Rosedale Hwy,
Bakersfield, California 93308
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 20, 2024
Dear Stockholder:
Notice is hereby given that the Annual Meeting of Stockholders of Global Clean Energy Holdings, Inc. (the “Company”) will be held on Wednesday, November 20, 2024, at 8:00 a.m., Pacific time, online via a live webcast (the “Annual Meeting”). You will be able to attend and participate in the Annual Meeting online by visiting www.colonialstock.com/GlobalCleanEnergy2024, where you will be able to listen to the meeting live, submit questions, and vote online. The Annual Meeting is being held for the following purposes:
1.Election of the five nominees for director named in the attached Proxy Statement;
2.To approve an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer;
3.To approve amendments to outstanding non-plan option grants;
4.To conduct an advisory vote to approve our named executive officers’ compensation; and
5.To ratify the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2024.
All stockholders of record at the close of business on September 23, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting online or any postponement or adjournment of the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available to view online at the time of the Annual Meeting and at the Company’s corporate office, 6451 Rosedale Hwy, Bakersfield, California 93308, for the ten days prior to the Annual Meeting.
Please vote by using the telephone or Internet voting systems described in the Notice of Internet Availability of Proxy Materials or, if the attached Proxy Statement and a proxy card were mailed to you, please complete, sign, date, and return the proxy card in the enclosed envelope as soon as possible. Thank you for your support for the recommendations of our Board of Directors.
By Order of the Board of Directors,
Noah Verleun
President & Chief Executive Officer (int)
October 2, 2024
Bakersfield, California

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2024
Our Notice of Annual Meeting of Stockholders, Proxy Statement for the 2024 Annual Meeting of Stockholders, the proxy card, and our Form 10-K for the fiscal year ended December 31, 2023 are available for viewing, printing and downloading at www.colonialstock.com/GlobalCleanEnergy2024.

Global Clean Energy Holdings, Inc.
6451 Rosedale Hwy,
Bakersfield, California 93308
PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 20, 2024
This Proxy Statement is being mailed on or about October 5, 2024 to the stockholders of Global Clean Energy Holdings, Inc. (“GCEH” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held on November 20, 2024, at 8:00 a.m., Pacific time (the “Annual Meeting”), or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held entirely online via a live webcast and stockholders will be able to attend and participate in the Annual Meeting online by visiting www.colonialstock.com/GlobalCleanEnergy2024.
The address of the Company’s principal executive office is 6451 Rosedale Hwy, Bakersfield, California 93308.
If you are a stockholder of record, you may vote online at the Annual Meeting, by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. The named proxies will vote your shares according to your directions. If you sign and return your proxy but do not make any of the selections, the named proxies will vote your shares: (i) FOR the election of the five nominees for director as set forth in this Proxy Statement; (ii) FOR the approval of an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer; (iii) FOR the approval of amendments to outstanding non-plan option grants; (iv) FOR the approval, on an advisory basis, of the compensation of our named executive officers; and (v) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2024. Your proxy may be revoked at any time before it is exercised by filing with the Company a written revocation addressed to the Company, by executing a proxy bearing a later date or by attending the Annual Meeting and voting online.
The cost of soliciting proxies will be borne by the Company. In addition to the use of postal services and the Internet, proxies may be solicited by directors, officers and employees of the Company (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone.
The outstanding voting securities of the Company consist of its common stock, par value $0.01 (“Common Stock”). The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on September 23, 2024 (the “Record Date”). As of the Record Date, there were 50,182,233 shares of Common Stock outstanding and entitled to vote.
The presence, online at the Annual Meeting or by proxy, of the holders of record of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share of Common Stock on each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors.
The proxy card provides space for a stockholder to abstain with respect to any or all nominees for the Board. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the five nominees for director. With respect to all other matters (other than Proposal 2), the affirmative vote of the holders of a majority of the shares of Common Stock, present at, or represented by proxy and entitled to vote at, the Annual Meeting, is required. With respect to Proposal 2, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required.
Shares held by a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Except with respect to Proposal 2, broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter. With respect to Proposal 2, broker non-votes will effectively count as a vote cast against the proposal.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully prior to voting. For more complete information, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2023 ANNUAL MEETING OF STOCKHOLDERS
Date and Time: Wednesday, November 20, 2024, at 8:00 a.m., Pacific time
Live Webcast: www.colonialstock.com/GlobalCleanEnergy2024
Record Date: September 23, 2024
Voting: Stockholders as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote at the Annual Meeting.

VOTING MATTERS AND BOARD RECOMMENDATION

Proposal	Board Recommendation
Election of five director nominees (page 10)	FOR
Approval of an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer (page 18)	FOR
Approval of amendments to outstanding non-plan option grants (page 20)	FOR
Approval, on an advisory basis, of the compensation of our named executive officers (page 20)	FOR
Ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2024 (page 21)	FOR

INFORMATION ABOUT THE ANNUAL MEETING
We are furnishing you this Proxy Statement in connection with the solicitation of proxies by the Board to be used at the Annual Meeting and any adjournment thereof. The Annual Meeting will be held on Wednesday, November 20, 2024, at 8:00 a.m., Pacific time. We are sending this Proxy Statement to our stockholders on or about October 5, 2024.
All references in this Proxy Statement to “we,” “our,” “us,” “GCEH” or the “Company” refer to Global Clean Energy Holdings, Inc., including our subsidiaries and affiliates.

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the following matters outlined in the Annual Meeting notice:
•the election of the five nominees for director named in this Proxy Statement;
•the approval of an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer;
•the approval of amendments to outstanding non-plan option grants;
•the approval, on an advisory basis, of the compensation of our named executive officers; and
•the ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2024.

What are the Board’s voting recommendations?
•FOR the election of the five nominees for director named in this Proxy Statement;
•FOR the approval of an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer;
•FOR the approval of amendments to outstanding non-plan option grants;
•FOR approval, on an advisory basis, of the compensation of our named executive officers; and
•FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2024.

Who is entitled to vote?
Stockholders as of the close of business on September 23, 2024 are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 50,182,233 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to attend the Annual Meeting online and submit your questions during the meeting by visiting www.colonialstock.com/GlobalCleanEnergy2024. You also will be able to vote your shares online by attending the Annual Meeting by webcast. No physical meeting will be held.
To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank, broker, trustee or other nominee (referred to herein as a “broker”), you must register in advance using the instructions below.
The online meeting will begin promptly at 8:00 a.m., Pacific time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
You can submit questions electronically prior to the Annual Meeting. During the Q&A session of the meeting, members of our management will answer the questions that were submitted in advance of the meeting, as time permits. To ensure the Annual Meeting is conducted in a manner that is fair to all stockholders, we reserve the right, in our sole discretion, to edit or reject questions we deem profane, repetitive, not relevant to the business of the Company, or otherwise inappropriate.

How do I register to attend the Annual Meeting virtually on the Internet?
To register to attend the Annual Meeting online visit www.colonialstock.com/GlobalCleanEnergy2024. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Tuesday, November 19, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Why are you holding a virtual meeting instead of a physical meeting?
Our Board has determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name (i.e., you hold your shares through our transfer agent, Colonial Stock Transfer). Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

What constitutes a quorum?
A majority of the shares entitled to vote, present at the Annual Meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. Abstentions and broker non-votes will be counted for purposes of determining a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting to another place, if any, date, or time.

How many votes will be required to approve a proposal?
The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the five nominees for director. Except with respect to Proposal 2, the affirmative vote of the holders of a majority of the shares of Common Stock, present at, or represented by proxy and entitled to vote at, the Annual Meeting, is required to approve those proposals. With respect to Proposal 2, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, is required to approve that proposal.
Shares cannot be voted at the Annual Meeting unless the holder of record is present and votes online at the Annual Meeting or is represented by proxy.

What is a broker non-vote?
If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may not vote on that proposal. This is known as a broker non-vote. No broker may vote your shares without your specific instructions on any of the proposals to be considered at the Annual Meeting other than the ratification of our independent auditors.

How will you treat abstentions and broker non-votes?
Shares of a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Except with respect to Proposal 2, broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter. With respect to Proposal 2, broker non-votes will effectively count as a vote cast against the proposal.

How do I vote?
You may vote at the Annual Meeting:
•By Internet – attend the Annual Meeting virtually and vote or vote online by visiting www.colonialstock.com/GlobalCleanEnergy2024;
•By Phone – dial the toll-free number listed on the Notice, proxy card or voting instruction form provided by your broker. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 5:00 p.m., Eastern Time on Tuesday, November 19, 2024; or
•By Mail – You may vote by mail by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker for further instructions.

What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or the Internet), by voting online at the Annual Meeting or by filing a written revocation with the Company. Unless you vote online at the Annual Meeting, your attendance at the Annual Meeting will not automatically revoke your proxy.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 6 of this proxy statement, as well as with the description of each proposal in this Proxy Statement.

Who counts the votes?
We have hired Colonial Stock Transfer, our transfer agent, to count the votes represented by proxies cast by telephone, Internet or mail. Employees of Colonial Stock Transfer will act as inspectors of election.

If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual Meeting?
Yes, the Annual Meeting is open to all holders of our Common Stock.

Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials over the Internet. We have elected to send a separate Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our stockholders instead of a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy of proxy materials, including a proxy card or voting instruction form, may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email by following the instructions in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Will each stockholder in our household receive proxy materials?
Generally, no. To the extent you are receiving printed proxy materials, we try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address, unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of printed proxy materials for future meetings by contacting us at:
Global Clean Energy Holdings, Inc.
6451 Rosedale Hwy,
Bakersfield, California 93308
Attention: Corporate Secretary

We undertake to deliver promptly, upon written or oral request, a copy of proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K that will be filed with the SEC within four business days of the Annual Meeting. You may obtain a copy of this and other reports free of charge at www.gceholdings.com, or by accessing the SEC’s website at www.sec.gov.

Will the Company’s independent registered public accounting firm be available at the Annual Meeting to respond to questions?
Yes. The Audit Committee of the Board has approved Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024. Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

PROPOSAL 1 | ELECTION OF DIRECTORS
At the Annual Meeting, five directors are to be elected. Based on the recommendation received from our Nominating and Corporate Governance Committee, our Board proposes that each of the nominees, all of whom are currently serving as directors, be elected for a new term expiring at the 2025 Annual Meeting or when their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. If any one of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board. Our Board does not presently contemplate that any of the nominees will become unavailable for election.

NOMINEES
The information provided below is biographical information about each of the nominees, as well as a description of the experience, qualifications, attributes or skills that led the Board to conclude that the individual should be nominated for election as a director of the Company.

Susan L. Anhalt
Director Director since: 2021 Age: 54 Committees: •Audit •Nominating and Corporate Governance
Susan L. Anhalt was appointed to the Board of Directors on July 23, 2021. Ms. Anhalt serves as a member of the Board’s Nominating and Corporate Governance Committee and the Board’s Audit Committee, and she serves as the Chair of the Board’s Compensation Committee.
Ms. Anhalt is the founding attorney of SLAE Inc., a law firm serving technology start-up and growth companies since 2018. Prior to launching SLAE Inc., Ms. Anhalt was the Chief Legal Officer of The Search Agency, a digital marketing company, and served in that role from 2015 to 2019. Prior to The Search Agency, Ms. Anhalt was General Counsel of The TLP Group, a coalition of technology-based enterprises dedicated to the development, management and commercialization of proprietary technologies, from 2006 to 2014.
Prior to The TLP Group, Ms. Anhalt served as SVP, Assistant General Counsel of United Online, Inc. (NASDAQ: UNTD) after beginning her career at the law firm of Latham & Watkins in Los Angeles. Ms. Anhalt holds a J.D. from the Indiana University Maurer School of Law and a B.A. in political science from Stanford University.
The Board believes that Ms. Anhalt is highly qualified to serve as a member of the Board of Directors because of her legal and business background and education, and her experience representing early stage and high-growth companies.

Phyllis E. Currie
Director Director since: 2021 Age: 77 Committees: •Audit (Chair) •Compensation
Phyllis E. Currie was appointed to the Board of Directors on July 23, 2021. Ms. Currie serves as Chair of the Board’s Audit Committee and as a member of the Board’s Compensation Committee.
Ms. Currie has served on the Board of Midcontinent Independent System Operator (“MISO”), which operates an energy market and manages transmission assets in 15 U.S. states and one Canadian province. She has been a member of the MISO Board since January 2016, served as Chair of the Board from January 2019 through 2021,and chaired the Audit and Finance Committee from 2016 through 2018. She is currently a member of the MISO Audit and Finance Committee, as well as the Markets, System Planning Committee and Corporate Governance and Strategic Planning Committee. She is also an executive consultant providing strategic planning, organization assessments and training for California municipal utilities.
Prior to her current positions, Ms. Currie served as General Manager of the Pasadena, California Water and Power Department (PWP) from 2001 to 2015. Before joining PWP, Ms. Currie spent three decades serving the City of Los Angeles, holding positions such as Chief Financial Officer of the Los Angeles Department of Water and Power and Assistant City Administrative Officer. Ms. Currie holds a Bachelor of Arts degree in political science and an MBA from the University of California at Los Angeles. Ms. Currie also attended the Program for Senior Executives in State and Local Governments from the Kennedy School of Government at Harvard University.
The Board believes that Ms. Currie is highly qualified to serve as a member of the Board because of her extensive experience in the energy industry, including her service in senior management roles.

Richard Palmer
Director Director since: 2007 Age: 64
Richard Palmer has been a member of the Board of Directors since September 2007 and served as our President from September 2007 to April 2022 and our Chief Executive Officer from December 2007 to February 2024. Prior to joining the Company in 2007, Mr. Palmer was a co-founder of Mobius Risk Group, LLC, an energy risk advisory services consulting company that was formed in January 2002 and was a principal and Executive Vice President of that consulting company until September 2007. From 1997 to 2002, Mr. Palmer was a Senior Director at Enron Energy Services. Prior thereto, from 1995 to 1996 Mr. Palmer was a Vice President of Bentley Engineering, and a Senior Vice President of Southland Industries from 1993 to 1996. Mr. Palmer received his designation as a Certified Energy Manager in 1999 and holds two Business Management Certificates from University of Southern California’s Business School. Mr. Palmer was the founder and then Trustee and President of the Center for Sustainable Energy Farming (CFSEF), a non-profit research institute dedicated to sustainable communities, fueled by socially-responsible clean energy for 10 years and was a long-term member of the American Society of Plant Biologists and the Union of Concerned Scientists. Mr. Palmer has previously served on the Roundtable on Sustainable Biomaterials (RSB) Services Foundation's Board of Directors and held the Chairman role from April until December 2013.
Over the last 28 years, Mr. Palmer has held senior level management positions with a number of large engineering, development, operations and construction companies, and, as a result, he has garnered a wealth of experience in the integration of sustainable technologies and business practices being applied to the transformation of the conventional energy sector. Mr. Palmer’s experience continues to be important to the development and execution of the Company’s business plan.

Noah Verleun
Director, President and Chief Executive Officer (int) Director since: 2024 Age: 41
Noah Verleun was appointed to the Board of Directors on July 15, 2024. Prior thereto, Mr. Verleun was appointed as the Company’s President on April 27, 2022, and interim Chief Executive Officer on February 23, 2024. He previously served as our Executive Vice President of Development & Regulatory Affairs since May 2020. Mr. Verleun has held various roles at the Company and its related entities since 2010. Prior to joining the Company, Mr. Verleun worked for JP Morgan PWM, Rockefeller University in its office of investments and OC&C Strategy Consultants in London. He received a Bachelor of Science degree in Economics and a Master of Public Policy degree from the University of Southern California.

The Board belies that Mr. Verleun is highly qualified to serve as a member of the Board because of his extensive experience with the Company, including his background and experience with national and state clean energy regulatory programs.

David R. Walker
Director and Chairman Director since: 1996 Age: 79 Committees: •Audit •Compensation (Chair)
David R. Walker joined the Board of Directors in May 1996 and was appointed Chairman of the Board of Directors in May 1998. He served as Chairman of the Audit Committee from 2001 to July 2021. Mr. Walker has been retired since July 2016. From 1976 until his retirement in July 2016, Mr. Walker was the General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington. In the capacity of General Manager, Mr. Walker also performed the functions of a traditional chief financial officer. Mr. Walker holds a Bachelor of Arts degree in economics from Brigham Young University with minors in accounting and finance.
The Board believes that Mr. Walker’s experience regarding the operation and management of large-scale agricultural farms and his experience as a financial officer are valuable resources to our Board in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.

VOTE REQUIRED
The affirmative vote of a plurality of the votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. Accordingly, the five nominees who receive the highest number of affirmative votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting will be elected to our Board of Directors. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
The Board of Directors recommends that you vote FOR each of the five nominees.

CORPORATE GOVERNANCE

GENERAL
The Board has adopted a Code of Conduct and Ethics that applies to our principal executive officers, principal financial officer or controller, or persons performing similar functions (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Corporate Secretary, Global Clean Energy Holdings, Inc., 6451 Rosedale Hwy, Bakersfield, California 93308. Our Code of Ethics is also available under the “Company” section of our website at www.gceholdings.com, and we intend to post on our website all disclosures that are required by applicable law concerning any amendments to, or waivers from, any provision of the Code of Ethics.
The Board holds regular and special meetings and spends such time on the affairs of the Company as its duties require. During 2023, the Board held 11 such meetings. The Board also meets regularly in non-management executive sessions. Our Chairman provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors. During 2023, all directors serving on the Board attended at least 75% of the meetings of the Board and the committees on which they served.
We do not maintain a formal policy regarding director attendance at the Annual Meeting. All directors attended the 2023 annual meeting, either in person, telephonically or virtually. Absent compelling circumstances, all directors are expected to attend annual meetings in person or online (as applicable) or telephonically.

BOARD COMPOSITION
Our Board consists of five members, each of whom are being nominated for election at the Annual Meeting, being: Susan L. Anhalt, Phyllis E. Currie, Richard Palmer, Noah Verleun and David R. Walker, .
As set forth in our Bylaws, each of our directors is elected to serve from the time of election and qualification until the next annual meeting following such election and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancies or newly created directorships on the Board may be filled only by a majority vote of the remaining directors on the Board.

DIRECTOR INDEPENDENCE
Our Common Stock is quoted on the OTCQB Market under the symbol “GCEH.” The OTCQB is an electronic trading platform that does not maintain any standards regarding the “independence” of the directors on our Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.
In the absence of such requirements, we have elected to use the definition for “director independence” under The Nasdaq Stock Market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment by us (or any parent or subsidiary of ours) at any time during the past three years, or the acceptance of compensation as a consultant in excess of $120,000 during any twelve-month period in the past three years, are considered a bar to independence regardless of the determination of our Board (options received for services are valued at the time of grant).
Our Board has determined that each of our directors (other than Mr. Palmer and Mr. Verleun) qualify as being independent directors in accordance with The Nasdaq Stock Market rules relating to director independence.

DIRECTOR QUALIFICATIONS
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Although we do not maintain a formal policy for the consideration of director candidates recommended by our stockholders given the small size of our company, in such circumstances, the Nominating and Corporate Governance Committee will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to recommend an individual for nomination should send that person’s name and supporting information to the Nominating and Corporate Governance Committee: c/o Corporate Secretary, Global Clean Energy Holdings, Inc., 6451 Rosedale Hwy, Bakersfield, California 93308.
When identifying prospective director nominees, or reevaluating our current directors, our Board, with assistance from the Nominating and Corporate Governance Committee, considers minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company.
Additionally, although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of skills, knowledge, attributes and experiences that cover the spectrum of areas that affect our business. The Nominating and Corporate Governance Committee regularly assesses whether the mix of skills, experience and background of our Board as a whole is appropriate for us. Our Board periodically reviews and assesses the effectiveness of its practices, including with respect to board diversity, used in considering potential director candidates.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence. Currently, two individuals occupy these positions: David Walker serves as the Chairman of the Board, and Noah Verleun serves as the Company’s interim Chief Executive Officer.
Our Board believes that the separation of the offices of Chairman of the Board and Chief Executive Officer at this time enhances Board independence and oversight. Moreover, since we are a relatively small participant in the energy agri-business, the current bifurcation of these positions enables our Chief Executive Officer to better focus on more managerial responsibilities, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. We believe that this leadership structure has to date been acceptable.
Management is responsible for the day-to-day management of risks the Company faces, while the Board plays an important role in overseeing the identification, assessment, and mitigation of such risks. The oversight of financial risk management lies primarily with the Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls, and provide an avenue of communication among our independent auditors, management, and our Board of Directors.

EMPLOYEE, OFFICER AND DIRECTOR HEDGING
The Company does not have a policy on equity ownership at this time. However, as illustrated in Security Ownership of Certain Beneficial Owners and Management on pages 31 and 32, our named executive officers are beneficial owners of stock of the Company.
Pursuant to the Company’s Insider Trading Policy, directors and executive officers of the Company are prohibited from engaging in any kind of hedging activity involving Company securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds, or engaging in transactions in puts, calls or other derivative instruments that relate to or involve Company securities. In addition, directors and executive officers are prohibited from pledging any Company securities as collateral or holding such securities in a margin account.

BOARD COMMITTEES
The standing committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the standing committees is governed by a charter, and a copy of the charters of each of these committees is available on the Company’s website at www.gceholdings.com under the heading “Investors—Governance—Governance Documents.” Director membership of all of our standing and advisory committees is identified below. The following table identifies the current members of each committee:

Name of Director	Audit	Nominating and Corporate Governance	Compensation
Susan L. Anhalt	X	X	Chair
Phyllis E. Currie	Chair		X
David R. Walker	X	Chair	X

Audit Committee
The Audit Committee assists the Board in monitoring, among other things:
•our accounting and financial reporting processes;
•audits of our financial statements and the appointment, compensation, qualifications, independence and performance of any independent registered public accounting firm;
•compliance with legal and regulatory requirements; and
•our internal audit function.
The Audit Committee consists of Susan L. Anhalt, Phyllis E. Currie and David R. Walker each of whom is independent under the rules of the SEC and The Nasdaq Stock Market’s listing standards. Ms. Currie is the chair of the Audit Committee. SEC rules require a public company to disclose whether or not its audit committee has an “audit committee financial expert” as defined by applicable SEC rules and regulations. Our Board has determined that Ms. Currie is an “audit committee financial expert.” During 2023, the Audit Committee met six times.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee has the following key responsibilities:
•identifies individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•develops, recommends to the Board, and assesses corporate guidelines for the Company; and
•oversees the self-evaluations of management and the Board and its committees.
The Nominating and Corporate Governance Committee consists of Susan L. Anhalt and David R. Walker each of whom is independent under the rules of the SEC and The Nasdaq Stock Market’s listing standards for purposes of membership on the Nominating and Corporate Governance Committee. Mr. Walker is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. During 2023, the Nominating and Corporate Governance Committee met one time.

Compensation Committee
The Compensation Committee has the following key responsibilities:
•reviewing and approving all employment or consulting agreements with our CEO and CFO, as applicable;
•reviewing, evaluating and approving corporate goals and objectives relevant to our CEO and CFO’s compensation;
•reviewing and approving the compensation of the CEO and the other executive officers;
•approving equity grants and other awards to our executive officers under the Company’s long-term incentive plans;
•make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval; exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans, equity-based plans covering executive officers and executive officers; and

•review and discuss with management our compensation disclosures if required by SEC rules.
The Compensation Committee consists of Susan L. Anhalt, Phyllis E. Currie and David R. Walker each of whom is independent under the rules of the SEC and The Nasdaq Stock Market’s listing standards. Ms. Anhalt is the chair of the Compensation Committee. As part of its responsibilities, the Compensation Committee provides general oversight of our compensation structure, and, if deemed necessary, has the authority to retain, and approve the terms of the retention of compensation consultants and other compensation experts. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chair may determine. During 2023, the Compensation Committee met six times.

COMMITMENT TO CORPORATE RESPONSIBILITY
Our Company is a uniquely positioned, vertically integrated renewable feedstocks and finished fuels company committed to creating long-term stockholder value through the implementation of ethical, social, and environmentally sustainable initiatives throughout our operations. Our business model is designed to control all aspects of the value chain, with one end of our business anchored in plant science and the other in renewable fuels production. We contract directly with farmers to grow our ultra-low carbon, nonfood, proprietary camelina feedstock on fallow land and ship it efficiently for processing at our renewable fuels production facility in Bakersfield, California.
Our focus is to be an economically viable solution in reducing global greenhouse gas (“GHG”) emissions via sustainable, more environmentally friendly alternatives to conventional petroleum-based fuels. The three pillars of sustainability — environmental, social, and economic — anchor our business philosophy. Through the implementation of these principals across our vertically integrated asset platform, we seek to drive long-term stakeholder value while creating a positive impact on food security by easing the demand on food crops for renewable fuel production. By creating additive feedstock volume into an undersupplied market, our platform positions us as a globally scalable solution to the “Food vs. Fuel” quandary, while allowing us to continuously lower the carbon intensity of our finished fuels. We believe we can achieve “net zero” GHG footprint on all our finished fuels, including renewable diesel, renewable propane, and renewable naphtha, and in the future, sustainable aviation fuel as well. By eliminating intermediaries and leveraging our vertically integrated model, we should be able to maintain significant control of the full value chain which allows us to produce highly sustainable, low cost, high margin and ultra-low carbon finished fuels.
Over the past 15 years we have developed a portfolio of proprietary elite varieties of Camelina sativa (“camelina”) to be used as a feedstock for our renewable fuels refinery, providing us with feedstock supply certainty unmatched in the industry. Our proprietary camelina varieties hold several advantages over traditional feedstocks like soybean oil. By yielding additional Low Carbon Fuel Standard credits through a lower carbon intensity score, our camelina adds significant value to our end products, and as a dryland farmed rotational crop grown on fallow land, camelina does not impact food production or compete with other crops for scarce water resources. The result of our vertically integrated farm-to-fuel strategy is a highly sustainable, low cost, and ultra-low carbon finished fuel.
We at Global Clean Energy are fully committed to maintaining corporate sustainable policies and practices for all stakeholders. The drive to zero environmental and social impacts is our philosophical and operational goal made possible through innovative technologies, energy management, fuel switching, sustainable practices, co-location of facilities and continued feedstock research and development. Through commitment, practice, and education our goal is to improve the sustainability and efficiency in all aspects of the business. For us, sustainability is not just good business, it is the right thing to do.
Environmental Factors. We are committed to delivering on the renewable fuels promise of energy and environmental sustainability. Our mandate is to deliver the lowest life cycle carbon intensive fuel products into the market by focusing on plant genetics, selection, growing, transportation, production, distribution, and end-use processes. Since each step in the renewable fuel’s life cycle creates its own carbon footprint, we are diligent in our approach to greenhouse gas reduction strategies throughout the complete supply chain.
Social Factors. Sustainability also relies on the principle that we will not sacrifice our future for short-term benefits. We maintain this policy through responsible stewardship of human resources, as well as natural resources. Stewardship of human resources includes considering social responsibilities such as working and living conditions of employees and their community, community health and safety and long-term quality of life. Stewardship of land and natural resources includes considering the impact of our farming practices on the environment, and benefits of our nonfood-based renewable fuels production that doesn’t compete for land and water resources.
•Nonfood feedstock: Unlike other producers of renewable fuels, our primary feedstock that ultimately will be used at our renewable fuels production facility will be provided from our patented, nonfood camelina crop. By using a nonfood crop we don’t displace farm acreage that otherwise would be used for the production of food crops, limiting the potential for food scarcity or indirect land use change.
•Safety: Our objective is to maintain an injury-free workplace and promote a strong safety culture throughout our organization.
•Employee health and welfare: We provide our employees with competitive salaries, bonuses and opportunities for equity ownership. In addition to salaries, employee benefit plans include potential annual discretionary bonuses, stock option awards, a 401(k) plan, health-care and insurance benefits, among other benefits. We may take further actions, in compliance with all appropriate government regulations, that we determine to be in the best interest of our employees.
Economic. Utilizing a farm-to-fuels strategy meaningfully differentiates us from our competition. Our strategy is to control all aspects of the renewable fuels value chain: (i) our upstream operations, anchored in plant and soil science, develop and produce a patented, low cost, proprietary, nonfood-based crop for use in our downstream operations; (ii) our midstream operations efficiently handle, aggregate, store, and transport feedstock to our downstream operations; and (iii) our downstream operations process and convert feedstock into drop-in renewable fuels at our Bakersfield renewable fuels production facility. By eliminating intermediaries and leveraging a vertically integrated model, we have unparalleled control throughout the value chain to maximize margin generation through operational and logistical efficiencies while simultaneously minimizing feedstock costs and our GHG footprint.
Diversity and Inclusion. We strive to invest in and create ongoing opportunities for employee development in a diverse and inclusive environment in which each team member plays a unique and vital role. We believe that a diverse workforce not only will positively impact our operations, but will also cultivate an essential pipeline of experienced leaders for management. The composition of our Board of Directors currently meets the diversity guidelines set forth by the NASDAQ Stock Market.
Ethics and Corporate Governance. We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) be truthful and honest both internally and in our business dealings with each other, and (ii) make all decisions responsibly, constructively and equitably without bias as to race, color creed, religion, national origin, sex, marital status, age, or membership in any other protected class or receipt of public assistance.

COMMUNICATIONS WITH DIRECTORS
Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Global Clean Energy Holdings, Inc., 6451 Rosedale Hwy, Bakersfield, California 93308. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Mr. Walker, currently the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

PROPOSAL 2 | AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
We are asking stockholders to approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”), which currently limits the monetary liability of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”). Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to authorize exculpation of specified officers of Delaware corporations. Specifically, the amendments permit Delaware corporations to include a provision in their certificates of incorporation to exculpate certain officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. The Board is proposing to amend the Company’s Certificate of Incorporation to include a provision that extends exculpation to certain officers of the Company in specific circumstances, to the extent permitted by Delaware law (the “Exculpation Amendment”).

As amended, Section 102(b)(7) of the DGCL only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Furthermore, consistent with the protections currently afforded to our directors under Article Sixth of our Certificate of Incorporation, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.

The Exculpation Amendment will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful): (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.

As part of the Board’s ongoing evaluation of the Company’s corporate governance practices, the Board considered the benefits and detriments of eliminating the personal liability of its officers under certain circumstances.

We believe adopting the Exculpation Amendment would enable the Company’s officers to exercise their business judgment in furtherance of our stockholders’ interests without the potential distraction of risking personal liability. Further, enhancing the Company’s ability to retain and attract experienced officers is in the Company’s best interests and the Company should seek to assure such persons that exculpation under certain circumstances is available. We believe that failing to adopt the Exculpation Amendment could impact the Company’s recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed the tactic of bringing certain claims that would otherwise be exculpated if brought against directors against officers to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL addressed this inconsistent treatment between officers and directors and the rising litigation and insurance costs for stockholders. Accordingly, the Exculpation Amendment will generally align the protections available to directors with those available to officers. Further, the Exculpation Amendment will not negatively impact stockholder rights, considering the narrow class and type of claims for which officers’ liability would be exculpated.

In addition, the Company is not proposing the Exculpation Amendment in anticipation of any specific litigation confronting the Company; the Exculpation Amendment is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders.

Based on the benefits the Board believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers and addressing rising litigation and insurance costs for stockholders, the Board recommends that our stockholders approve the Exculpation Amendment as described herein.

The discussion above is qualified in its entirety by reference to the full text of the proposed Exculpation Amendment, which is attached hereto as Annex A. If the stockholders approve the Exculpation Amendment at the Annual Meeting, the Company will file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware that includes the Exculpation Amendment.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal is required to approve the Exculpation Amendment. Abstentions and broker non-votes will have the same effect as a vote cast against the proposal.

The Board of Directors recommends a vote FOR the approval of an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer.

PROPOSAL 3 | AMENDMENT TO OUTSTANDING NON-PLAN OPTION GRANTS
On October 12, 2023, the Compensation Committee approved amendments to certain legacy performance-based stock options that had been granted to Richard Palmer, the Company’s former Chief Executive Officer and current Director, and Noah Verleun, the Company’s current President and interim Chief Executive Officer, pursuant to their respective employment agreements. The performance-based options were fully vested and Mr. Palmer and Mr. Verleun had previously satisfied the performance metrics attached to such options. These legacy options were granted prior to the adoption of the Company’s 2020 Equity Incentive Plan.

Pursuant to the amendments, options granted to Mr. Palmer to purchase up to 11 million shares of the Company’s common stock were amended to increase the exercise price from $0.154 per share to $0.97 per share (being the closing price of the Company’s stock on October 13, 2023), following which the exercise date for these options were extended for a period of five years until October 14, 2028. In addition, options granted to Mr. Verleun to purchase an aggregate of up to 6 million shares of the Company’s common stock were each amended to increase the exercise price to $0.97 per share (from exercise prices ranging from $0.165 per share to $0.20 per share), and then to extend the exercise date for a period of five years, until January 14, 2029, and June 20, 2029, respectively. All other terms of Mr. Palmer’s and Mr. Verleun’s options remain unchanged.

While our shares of Common Stock are listed for quotation on the OTCQB Market, our Compensation Committee charter requires that we comply with The Nasdaq Stock Market’s listing standards with respect to stockholder approval of equity compensation plans and agreements. Accordingly, the effectiveness of each of these amendments to Mr. Palmer’s and Mr. Verleun’s options are subject to stockholder approval at the Annual Meeting.

The foregoing description of the amended and restated option agreements for Mr. Palmer and Mr. Verleun are qualified in their entirety to the text of such agreements attached hereto as Annex B and Annex C, respectively, and incorporated herein by reference.

Vote Required
The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.

The Board of Directors recommends that you vote FOR the approval of the amendments to outstanding non-plan option grants.

PROPOSAL 4 | ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We are asking our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in the “Executive Compensation” section of this proxy statement, including the executive compensation tables and accompanying narrative disclosure, beginning on page 23 below. Accordingly, we are asking our stockholders to vote on the following resolution:
“RESOLVED, that the compensation paid to the named executive officers of Global Clean Energy Holdings, Inc., as disclosed in the 2024 Proxy Statement of Global Clean Energy Holdings, Inc. pursuant to Item 402 of SEC

Regulation S-K, including the compensation tables and narrative discussion, hereby is approved on an advisory basis.”
This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is advisory in nature and therefore is not binding on us, or our Board of Directors. Our Board of Directors, however, values the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and we will evaluate whether any actions are necessary to address those concerns.
Our Board of Directors believes that our executive compensation program aligns well with our philosophy and corporate performance, and that it incentivizes and rewards our leadership for increasing stockholder value, while aligning the interest of our leadership with those of our stockholders on an annual and long-term basis.

Vote Required
The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.
The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 5 | RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm of the Company for the year ending December 31, 2024, and the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.

Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2024. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so. Abstentions will have the effect as a vote cast against the proposal.
The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed the independent registered public accounting firm’s independence from the Company, with the independent registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Phyllis E. Currie (Chair)
Susan L. Anhalt
David R. Walker

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Set forth below are fees paid by the Company to Grant Thornton, the Company’s independent registered public accounting firm, for each of the following categories of services for the fiscal years ended December 31, 2023, and 2022, respectively:

	2023	2022
Audit fees:	$638,829	$647,292
Audit related fees:	—	—
Tax fees:	242,960	251,916
All other fees:	—	—
Total	$881,789	$899,208
In the above tables, “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal years ended December 31, 2023, and 2022, and review of consolidated financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of consolidated financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.
Audit Committee Pre-Approval Policies and Procedures
All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including: bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the PCAOB determines, by regulation, is impermissible.

EXECUTIVE OFFICERS
The following table sets forth the names, ages and positions of our current executive officers:

Name	Age	Title and Position
Noah Verleun (1)	41	President & interim Chief Executive Officer
Wade Adkins	44	Executive Vice President, Chief Financial Officer
Antonio D’Amico	59	Executive Vice President, Chief Administrative Officer & General Counsel
Michael Karst	62	Senior Vice President; President, Sustainable Oils, Inc
(1)Mr. Verleun was appointed as the Company’s interim Chief Executive Officer on February 23, 2024.
Noah Verleun

See “Proposal 1 | Election of Directors – Nominees” for Mr. Verleun’s biographical information.

Wade Adkins

Wade Adkins was appointed as the Company's Executive Vice President and Chief Financial Officer on November 17, 2023. He previously served as our Senior Vice President and Chief Accounting Officer since September 2023. Mr. Adkins previously served as the Chief Financial Officer at Crossbridge Energy Partners, a global energy transition-focused platform in the downstream sector, from June 2021 to December 2022. Prior to that, he served as the VP of Finance for Origin International, Inc., a waste oil recycling and mobile vapor recovery company from May 2019 to June 2021. He also served in multiple accounting roles at Laureate Education, Inc., a higher-education public company, including Senior Director of Technical Accounting and Controller, and began his career with ten years at RSM US LLP between its assurance and transaction advisory services. Adkins is an active CPA and holds dual bachelor's degrees from Salisbury University in Accounting and Management Information Systems.
Antonio D’Amico
Antonio D’Amico has been Executive Vice President, Chief Administrative Officer and General Counsel of the Company since April 2023. Mr. D’Amico joined the Company as Senior Vice President in a similar functional capacity in February 2022. Between April 2020 and February 2022, Mr. D’Amico was with AECOM where he served as Senior Vice President, Deputy General Counsel and Chief Ethics & Compliance Officer and prior to that as Senior Vice President, Legal and Special Projects. Prior to that, from May 2018 to March 2019, Mr. D’Amico served as Executive Vice President, General Counsel and Corporate Secretary at Maverick Natural Resources, LLC, and as Vice President, Investor Relations & Government Affairs at Breitburn Energy Partners LP, its predecessor company, from April 2014 to May 2018. He held increasingly senior positions with Occidental Petroleum Corporation from 1996 to 2014, the last being Senior Assistant General Counsel, and began his legal career at Skadden, Arps, Slate, Meagher & Flom. He obtained a J.D. from DePaul University College of Law and a B.S. in Journalism from Northwestern University.
Michael Karst
Michael Karst serves as a Senior Vice President of the Company, and has served as President of Sustainable Oils, Inc., a wholly-owned subsidiary of the Company, since November 2021. Prior thereto, Mr. Karst served as the senior partner of Entira, a position he held since 2014. Prior to that, Mr. Karst was the Operations Lead at Cresco Ag, Inc., a Project Manager at BASF, and a Director at American Cyanamid. Mr. Karst has a B.S. in Agronomy from Purdue University.

EXECUTIVE AND DIRECTOR COMPENSATION
We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. The individuals covered by this executive compensation disclosure are our chief executive officer and our two other most highly compensated executive officers. For 2023, our named executive officers were as follows:

Name	Title and Position
Richard Palmer	Chief Executive Officer
Noah Verleun	President
Antonio D’Amico	Chief Administrative Officer and General Counsel

SUMMARY COMPENSATION TABLE
The following table summarizes, with respect to our named executive officers, information relating to the compensation earned for 2023 and 2022:

Name and Principal Position	Fiscal Year Ended 12/31	Salary Paid or Accrued ($)	Bonus Paid or Accrued ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
Richard Palmer	2023	$350,000	$437,500	—	$42,500	$830,000
Chief Executive Officer(1)	2022	$350,000	1,350,000	—	69,100	$1,769,100

Noah Verleun	2023	$450,000	942,500	126,000	22,500	$1,541,000
President(2)	2022	$401,365	605,000	1,286,000	45,737	$2,338,102
			—
Antonio D'Amico	2023	396,154	458,250	100,800	20,931	$976,135
Chief Administrative Officer and General Counsel(3)	2022	288,479	273,750	282,202	12,947	$857,379
(1)Mr. Palmer served as our Chief Executive Officer from December 2007 until his retirement in February 2024.
(2)Mr. Verleun was appointed as the Company’s President in April 2022, and before that served as our Executive Vice President-Development & Regulatory Affairs since May 2020. Mr. Verleun was appointed as the Company’s interim Chief Executive Officer on February 23, 2024.
(3)Mr. D'Amico was appointed as the Company's Executive Senior Vice President, Chief Administrative Officer & General Counsel in April 2023.
(4)Bonus amounts included herein for the year 2023 are for both 2022 and 2023 service years and such bonuses were accrued but not paid in 2023. Mr. Verleun was paid a bonus of $155,000 in 2023 related to services in 2022. Bonus amounts included herein for the year 2022 are for both 2021 and 2022 service years and such bonuses were accrued but not paid in 2022. Mr. Palmer was paid a bonus of $1,000,000 in 2022 related to services prior to 2021.
(5)Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note I - Stock Options and Warrants of Notes to the Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported for these options may not represent the actual economic values that our Named Executive Officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.
(6)Amounts under the “All Other Compensation” column consist of the following for the years 2023 and 2022 represent amounts paid under the Company's 401(k) company match program. Mr. Palmer's 2023 and 2022 amount also includes a car allowance for $27,000 and $16,500, respectively. Mr. Palmer's amounts do not include $50,000 of interest that accrued on his outstanding convertible promissory note.

Option Grants
Noah Verleun. In connection with his appointment as President on April 27, 2022, Mr. Verleun was granted a stock option to purchase 1,200,000 shares of Common Stock under the Company’s amended and restated 2020 Equity Incentive Plan. The option has a five-year term, and an exercise price of $3.60 per share, which was the market closing price of the Company’s common stock on the business day before the effective date of the grant. The foregoing option vests as follows: (A) 50% (600,000 shares) in three equal tranches of 200,000 shares after the Company’s common stock price has achieved and maintained (i) $10.00 per share for 45 consecutive trading days for tranche one; (ii) after tranche one has vested, $15.00 per share for 45 consecutive trading days for tranche two; and (iii) after tranche two has vested, $20.00 per share for 45 consecutive trading days, for tranche three; and (B) 50% (600,000 shares) will vest in equal quarterly installments on the last day of each of the next 12 quarters. On April 24, 2023, Mr. Verleun was granted an option to purchase 250,000 shares of common stock at an exercise price of $0.75 per share (the closing price of the Company's common stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments.
Antonio D’Amico. Upon joining the Company, Mr. D’Amico was granted an incentive stock option to purchase 100,000 shares of Common Stock under the Company’s 2020 Equity Incentive Plan. The foregoing options have an exercise price of $3.90 (the closing trading price on the day prior to the date of his employment), a five-year term, and of which 25% vested on February 28, 2022, and the remaining 75% vest in 12 equal quarterly installments. On August 25, 2022, Mr. D’Amico was granted an option to purchase 44,900 shares of common stock at an exercise price of $2.10 per share (the closing price of the Company’s common stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments. On April 24, 2023, Mr. D’Amico was granted an option to purchase 200,000 shares of common stock at an exercise price of $0.75 per share (the closing price of the Company's common stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments.

Employment Agreements
Richard Palmer. Until his retirement in February 2024, Mr. Palmer was party to an employment agreement that provided for an annual base salary of $350,000 per year. Mr. Palmer was also entitled to receive an annual bonus if Mr. Palmer met certain performance targets, with a target annual bonus amount of 50% of Mr. Palmer’s base salary. If Mr. Palmer’s employment had been terminated as a result of his death or disability, or by him for “Good Reason”, then in addition to receiving a payment of all outstanding sums due and owing to him at the time of separation, the Company would have been required to pay Mr. Palmer (or his estate) an amount equal to twelve months of Mr. Palmer’s then-current base salary in the form of salary continuation, plus payment of Mr. Palmer’s and his family’s medical insurance premiums.
Noah Verleun. On April 27, 2022, the Company entered into a three-year employment agreement with Mr. Verleun under which he has agreed serve as the Company’s President, and remains in effect while Mr. Verleun serves as our interim Chief Executive Officer. Under this employment agreement Mr. Verleun is entitled to an annual base salary of $450,000 per year for the first twelve months of his employment. Thereafter, his annual base salary will be increased consistent with the Company’s compensation plans for its senior executives. Mr. Verleun will also be eligible to participate in the Company’s annual bonus plan, pursuant to which he will have the opportunity to earn an annual cash bonus equal to one hundred percent (100%) of his annual base salary based on the achievement of certain specified objectives. In connection with this new employment agreement, Mr. Verleun was granted a stock option to purchase 1,200,000 shares of common stock under the Company’s 2020 Equity Incentive Plan. The option has a five-year term, and an exercise price of $3.60 per share, which was the market closing price of the Company’s stock on the business day before the effective date of this agreement. The foregoing option vests as follows: (A) 600,000 shares (50%) in three equal tranches of 200,000 shares after the Company’s common stock price has achieved and maintained (i) $10.00 per share for 45 consecutive trading days for tranche one; (ii) after tranche one has vested, $15.00 per share for 45 consecutive trading days for tranche two; and (iii) after tranche two has vested, $20.00 per share for 45 consecutive trading days, for tranche three; and (B) 600,000 (50%) will vest in equal quarterly installments on the last day of each of the next 12 quarters.
Antonio D’Amico. On January 31, 2022, the Company entered into an employment agreement with Antonio D’Amico to serve as the Company’s Senior Vice President, Chief Administrative Officer & General Counsel. Mr. D’Amico’s employment agreement became effective on February 28, 2022 and has a three year term from that date. Under his employment agreement Mr. D’Amico is entitled to an annual base salary of $325,000 per year for the first twelve months of his employment, which base salary will increase to $365,000 on the earlier to occur of the twelve-month anniversary of his employment, or the commercial operation of the Company’s Bakersfield, California Facility. Thereafter, his annual base salary will be increased consistent with the Company’s compensation plans for its senior executives. Mr. D’Amico will also be eligible to participate in the Company’s annual bonus plan, pursuant to which he will have the opportunity to earn an annual cash bonus targeted at fifty percent (50%) of his annual base salary based on the achievement of certain specified objectives. Upon joining the Company, Mr. D’Amico was granted an incentive stock option to purchase 100,000 shares of Common Stock under the Company’s 2020 Equity Incentive Plan. The foregoing options have an exercise price of $3.90 (the closing trading price on the day prior to the date of his employment), a five-year term, and of which 25% vested on February 28, 2022, and the remaining 75% vest in 12 equal quarterly installments. On August 25, 2022, Mr. D’Amico was granted an option to purchase 44,900 shares of common stock at an exercise price of $2.10 per share (the closing price of the Company’s common stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments.
Amended & Restated Non-Solicitation and Confidentiality Agreements. In order to fund the Company’s purchase of the Renewable Fuels Facility in Bakersfield, California in May 2020, the Company entered into various credit and other agreements with certain institutional lenders. In connection with these credit agreements, Mr. Palmer and Mr. Verleun entered into substantially identical Amended & Restated Non-Solicitation and Confidentiality Agreements (the “Non-Solicitation and Confidentiality Agreements”) with subsidiaries of the Company. Under the Non-Solicitation And Confidentiality Agreements, both Mr. Palmer and Mr. Verleun each individually agreed that, during the period that they are employed by the Company or any of the Company’s subsidiaries or affiliates that are involved in the production of renewable diesel, they will not, directly or indirectly, (i) solicit, divert or take away any customers, clients, offtake parties, business acquisition or other business opportunity of the Company related to the production of renewable diesel in the U.S., (ii) contact or solicit (other than through general advertising or solicitations not targeted at the Company’s employees), with respect to hiring, or knowingly hire any employee or consultant of the Company or any person employed or engaged as a service provider by the Company at any time during the 12 month period immediately preceding the termination of their employment, (iii) induce, advise or encourage any employee or consultant of the Company to leave his or employment or engagement with the Company, or (iv) induce any distributor or supplier (including, without limitation, suppliers of feedstocks, consumables, equipment, or construction services), customer, client, or other counterparty of the Company to terminate or modify its relationship with the Company. However, nothing in the Non-Solicitation and Confidentiality Agreements is intended to prevent either Mr. Palmer or Mr. Verleun from engaging in, or otherwise being involved in, the development, production, cultivation, distribution, storage, marketing and sale of renewable fuel feedstocks, including Camelina, or the ownership of an equity or profits interest in any entity engaged in renewable fuel feedstock development, production, cultivation, distribution, storage, marketing and sale.
Under the Non-Solicitation and Confidentiality Agreements, each of Mr. Palmer and Mr. Verleun agreed not make any sale, transfer or other disposition of any equity interests that they may own in the Company or any of its subsidiaries (including any shares of Common Stock or options that they may own) until the Company’s lenders have received a certain cumulative amount of distributions; unless (x) such sale, transfer or disposition is for estate planning purposes to an entity that is and remains in their control or (y) all of the cash proceeds from any such sale, transfer or disposition are used to pay costs and expenses (specifically including amounts needed to purchase any Common Stock in the Company or to cover any resultant tax liabilities) incurred in connection with the exercise of options to purchase such Common Stock in the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth information as of December 31, 2023, concerning unexercised options, unvested stock and equity incentive plan awards for our named executive officers:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Richard Palmer	—	—	—	$—	n/a

Noah Verleun	5,000,000	—	—	$0.200	01/14/24
	950,000	—	—	$0.165	06/21/24
	50,000	—	—	$0.165	06/21/24
	45,833	4,167	—	$5.610	05/05/26
	350,000	250,000	—	$3.600	04/26/27
	—	600,000	—	$3.600	04/26/27
	62,500	187,500	—	$0.753	04/24/28

Antonio D'Amico	68,750	31,250	—	$3.900	02/28/27
	22,450	22,450	—	$2.100	08/25/27
	50,000	150,000	—	$0.753	04/24/28

Amended and Restated 2020 Equity Incentive Plan
On April 10, 2020, the Company’s Board of Directors adopted the “Global Clean Energy Holdings, Inc. 2020 Equity Incentive Plan” (as amended, the “2020 Plan”) pursuant to which the Board of Directors initially reserved an aggregate of 2,000,000 shares of Common Stock for future issuance. In June 2022 and again in November 2023, the 2020 Plan was amended and approved by the Company's stockholders to add an additional 5,000,000 shares and 10,000,000 shares, respectively, of the Company's Common Stock. The 2020 Plan will expire on April 9, 2030, unless earlier terminated, and no further awards may be granted after that date.

Potential Payments Upon Termination or a Change in Control
The Company had no change of control payment agreements in effect during its fiscal year 2023.

DIRECTOR COMPENSATION
Pursuant to Company’s director compensation policy for 2023, each non-employee director was entitled to annual compensation of $24,000 in cash and options to purchase 130,000 shares for serving on the Board of Directors, and all compensation was prorated based on service. Directors who are employed by the Company as officers or employees are not entitled to any compensation for serving on the Board of Directors. David R. Walker, Susan L. Anhalt, Phyllis E. Currie, and Martin Wenzel were our non-employee directors in 2023. Richard Palmer, who has served as a director and as our Chief Executive Officer in 2023, was not compensated for his services as a director. Furthermore, Timothy J. Iezzoni and Amy K. Wood agreed to serve as directors, as EM Renewable’s appointees, without any compensation. The following table sets forth the compensation earned by each non-employee Directors during our fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total

David R. Walker	$24,000	$53,300	$77,300
Susan L. Anhalt	24,000	53,300	$77,300
Phyllis E. Currie	24,000	53,300	$77,300
Timothy J. Iezzoni(2)	—	—	$—
Amy K. Wood(2)	—	—	$—
Martin Wenzel	24,000	53,300	$77,300
Total	$96,000	$213,200	$309,200
(1)This column represents the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note I - Stock Options and Warrants of Notes to the Financial Statements included in the Company’s Annual Report for 2023.
(2)Resigned effective June 25, 2024.

NARRATIVE DISCLOSURE TO THE DIRECTOR COMPENSATION TABLE
The Board has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to further align the interests of our directors with those of our stockholders. Arrangements in effect for 2023 provided each non-employee director compensation with a fixed retainer and service fees. In addition, we reimburse our directors for travel, lodging and related expenses incurred in attending Board and committee meetings.

RISKS FROM COMPENSATION POLICIES AND PRACTICES
Our Compensation Committee reviews our compensation policies and practices to determine areas of potential risks and the actions we have taken, or should take, to mitigate any such identified risks. Based on the Compensation Committee’s review of our compensation policies and practices, we do not believe that any risks relating to our compensation policies and practices are reasonably likely to have a material adverse effect on our business.

PAY VERSUS PERFORMANCE
Pay vs. Performance. The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our stockholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2023, 2022 and 2021.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3,6)	Average Compensation Actually Paid to Non-CEO NEOs(4,6)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Loss
2023	$830,000	$830,000	$1,258,567	$1,204,455	$50.42	$89,934,244
2022	$1,769,100	$1,769,100	$1,600,615	$1,011,777	$64.59	$54,108,708
2021	$572,100	$572,100	$527,899	$587,233	$273.09	$51,415,508
(1)The dollar amounts reported are the amounts of total compensation reported for our CEO, Richard Palmer, in the Summary Compensation Table for fiscal years 2023, 2022 and 2021.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Palmer during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2023, 2022 and 2021.
(4)The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2023, 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our Common Stock at a price per share equal to the closing price of our Common Stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our Common Stock on the last trading day in the applicable fiscal year. For 2023, the closing price of our common stock on December 31, 2023 was $0.89 and the closing price of our Common Stock on December 31, 2022 was $1.14. For 2022, the closing price of our Common Stock on December 31, 2022 was $1.14 and the closing price of our Common Stock on December 31, 2021 was $4.82. For 2021, the closing price of our Common Stock on December 31, 2020 was $1.765 and the closing price of our Common Stock on December 31, 2021 was $4.82.
(6)For the year ended December 31, 2023, Noah Verleun and Antonio D'Amico were our other NEOs reflected in the pay versus performance table. For the years ended December 31, 2022 and 2021, Noah Verleun and Ralph Goehring were our other NEOs reflected in the pay versus performance table.

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2023	$830,000	$—	$—	$—	$—	$—	$830,000
2022	$1,769,100	$—	$—	$—	$—	$—	$1,769,100
2021	$572,100	$—	$—	$—	$—	$—	$572,100
(1)Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table.
To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non- CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2023	$1,258,567	$(113,400)	$101,813	$(76,931)	$56,250	$(21,845)	$1,204,455
2022	$1,600,615	$(754,250)	$265,616	$(58,541)	$—	$(41,663)	$1,011,777
2021	$527,899	$(172,500)	$122,625	$73,310	$—	$35,899	$587,233
(1)Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table.
Relationship between Pay and Performance. Our “total shareholder return,” as set forth in the above table, during the three-year period ended December 31, 2023 decreased by 49.6% compared to (a) an increase in “compensation actually paid” to our CEO from $572,100 in 2021 to $830,000 in 2023 and (b) an increase in average “compensation actually paid” to our non-CEO NEOs from $587,233 in 2021 to $1,204,455 in 2023. In addition, our net loss during the three-year period ended December 31, 2023 increased by 69.7%, from $51,415,508 in 2021 to $89,934,244 in 2023 compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs., from

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table presents the securities authorized for issuance under our equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders 2020 Equity Incentive Plan (1)	5,930,122	$2.19	10,603,931
Equity compensation plans approved by security holders 2010 Equity Incentive Plan	50,000	$0.17	-
Equity compensation plans not approved by security holders Non-Qualified Stock Options (2)	6,570,000	$0.26	-
Total	12,550,122	$1.17	10,603,931

(1)
Includes an additional 10,000,000 shares of common stock, $0.01 par value per share, of Global Clean Energy Holdings, Inc., which was amended and restated on November 17, 2023 at the Registrant’s Annual Meeting.

(2)	Represents options to purchase Common Stock issued to officers and consultants pursuant to various employment and consulting agreements.

TRANSACTIONS WITH RELATED PERSONS
From 2010 to 2018, Mr. Palmer deferred more than $1.7 million of his salary and annual bonus payable to him under his employment agreement with the Company. On October 16, 2018, Mr. Palmer entered into a new employment agreement with the Company. Concurrently with the execution of the new employment agreement, because of the Company’s financial condition, Mr. Palmer agreed to defer $1 million of his accrued salary and bonus for an additional two years. In order to evidence the foregoing deferral, the Company and Mr. Palmer entered into a $1 million convertible promissory note. Mr. Palmer’s convertible note accrued simple interest on the outstanding principal balance of the note at the annual rate of five percent (5%). Under the convertible promissory note, Mr. Palmer has the right, exercisable at any time until the convertible promissory note is fully paid, to convert all or any portion of the outstanding principal balance and accrued and unpaid interest into shares of Common Stock at an exercise price of $0.154 per share. On February 23, 2022, in connection with the closing of the offering of our Series C Preferred Stock (“Series C Preferred”), Mr. Palmer and the Company amended the convertible note to provide that Mr. Palmer would no longer be permitted to convert any interest that accrues after February 23, 2022 into shares of common stock, and that the maximum number of shares Mr. Palmer can acquire upon the conversion of the convertible note is 7,616,305. In addition, the Company and Mr. Palmer agreed to extend the date by which the Company has to repay the convertible note. On July 26, 2023, Mr. Palmer converted the convertible note into 7,582,318 shares of the Company’s common stock at a price equal to $0.154 per share.

On February 2, 2022, ExxonMobil Renewables LLC (“ExxonMobil Renewables”) purchased 125,000 shares of the Company’s Series C Preferred and warrants to purchase shares of the Company’s common stock, and in connection therewith was granted certain governance rights, including the right to nominate two individuals to serve on the Company’s Board of Directors. In addition, during 2019 a subsidiary of the Company and ExxonMobil Oil Corporation, a subsidiary of Exxon Mobil Corporation and affiliate of ExxonMobil Renewables (“EMOC”) entered into product offtake agreement (the

“POA”) and a term purchase agreement (the “TPA”), which agreements grant EMOC the right to purchase substantially all of the renewable diesel produced by the Company’s renewable fuels refinery for a period of five years. During 2023 there were a series of disputes between the Company and ExxonMobil Renewables related to ExxonMobil Renewables consent rights under the terms of the Company’s Series C Preferred, and between the Company and EMOC related to the purported termination by EMOC of the POA and TPA. In addition, on March 1, 2023, the Company received notice that EM Renewables had filed a complaint against the Company in the Court of Chancery of the State of Delaware to compel inspection of the Company’s books and records under Section 220 of the Delaware General Corporation Law (the “Section 220 Action”) in relation to alleged wrongdoing by the Company’s management.

On June 25, 2024, the Company entered into a Settlement Agreement, by and among the Company, BKRF, SusOils, ExxonMobil Renewables and EMOC (collectively with ExxonMobil Renewables, “Exxon”). Pursuant to the Settlement Agreement, the parties agreed, among other things, to resolve all disputes between them, including with regard to (i) POA, (ii) the TPA, (iii) the Company’s Certificate of Designations of Series C Preferred Stock, (iv) the Section 220 Action, and (v) any other agreement and commercial arrangement entered into between the Parties prior to the effective date of the Settlement Agreement (the “Effective Date”) concerning the conversion by the Company of its Bakersfield Renewable Fuels facility.

In addition, all 125,000 shares of the Company’s Series C Preferred beneficially and legally owned by ExxonMobil Renewables, and all warrants and other equity rights held by ExxonMobil Renewables were terminated as of the Effective Date. All rights granted to ExxonMobil Renewables pursuant to the terms of the Series C Preferred were also terminated as of the Effective Date, and ExxonMobil Renewables waived any rights to the payment of any accrued or unpaid dividends in respect thereof.

In consideration for the agreements and covenants set forth in the Settlement Agreement, the Company agreed to make a one-time settlement cash payment of $18.3 million (the “settlement payment”), which was paid as of June 30, 2024.

If this settlement payment or any other of the Company Parties’ obligations under the Settlement Agreement are voided or rescinded for any reason (including, but not limited to, through the exercise of a trustee’s avoidance powers under the Bankruptcy Code), or if Exxon is required to return, disgorge, or otherwise remit any of the settlement payment, in either case, by a court of law, then (i) the mutual releases will be void ab initio and (ii) ExxonMobil Renewables’ Series C Preferred stock, warrants, and other equity rights shall be reinstated in full force and effect as if the Settlement Agreement had never been entered into. ExxonMobil Renewables will also have rights to refile the Section 220 Action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents the beneficial ownership of our Common Stock as of September 13, 2024 for (i) each person beneficially owning more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all of our directors and executive officers as a group. As of September 13, 2024, there were 50,182,233 shares of Common Stock issued and outstanding.
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Class of Common Stock

Michael Zilkha(3)	6,149,121		12.25%

Pacific Sequoia Holdings LLC(4)	4,000,000		7.97%

Directors/Named Executive Officers:

Richard Palmer	12,050,403		24.01%
Noah Verleun	1,526,228	(5)	3.00%
Antonio D'Amico	240,264	(6)	*
David R. Walker	465,354	(7)	*
Susan L. Anhalt	165,000	(8)	*
Phyllis E. Currie	165,000	(8)	*
All Executive Officers and Directors as a group (9 persons)	15,299,477	(9)	30.49%
*Less than 1%
(1)Unless otherwise indicated, the business address of each person listed is c/o Global Clean Energy Holdings, Inc., 6451 Rosedale Hwy, Bakersfield, California 93308.
(2)For purposes of this table, shares of Common Stock are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares of Common Stock are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares upon exercise or conversion of a security within 60 days.
(3)Based on information disclosed in a Schedule 13G/A filed with the SEC on May 14, 2022. Mr. Zilkha’s address is 1001 McKinney, Suite 1900, Houston TX 77002.
(4)Address is 250 University Avenue, Palo Alto, CA 94301.
(5)Includes 616,737 shares that may be acquired upon the exercise of currently exercisable options.
(6)Includes 210,310 shares that may be acquired upon the exercise of currently exercisable options.
(7)Includes 225,000 shares that may be acquired upon the exercise of currently exercisable options.
(8)Includes 165,000 shares that may be acquired upon the exercise of currently exercisable options.
(9)Includes 1,807,029 shares that may be acquired upon the exercise of currently exercisable options.

ADDITIONAL INFORMATION

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers and persons who beneficially own more than 10% of a class of our equity securities registered under Section 12 of the Exchange Act with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC and written representations that no other reports were required, all reports required by Section 16(a) applicable to our executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during 2023 except for the following: two Form 4 filings for Richard Palmer, one Form 4 filing for Noah Verleun, one

Form 3 filing for Wade Adkins, one Form 3 filing for Timothy Iezzoni (our former director) and two Form 4 filings for Michael Zilkha.

STOCKHOLDER PROPOSALS
Stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to be considered at annual meeting of stockholders, whether or not such proposals are for inclusion in our proxy materials. Pursuant to our Bylaws, in order to timely submit such a proposal for consideration at the 2025 Annual Meeting (whether or not such proposal is for inclusion in our proxy materials), your written proposal must be received by our Corporate Secretary at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2024 Annual Meeting), which is no later than June 7, 2025, unless the date of the 2025 Annual Meeting occurs more than 30 days before or after the anniversary of the 2024 Annual Meeting, in which case, written proposals must be received not later than the close of business on the later of the (i) 60th day prior to the 2025 Annual Meeting, and (ii) 10th day following the date on which public announcement of the date of the 2025 Annual Meeting is first made. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person that the stockholder proposes to nominate for election as a director, all information relating to such nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; and (iii) if applicable, any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 21, 2025, and otherwise comply with the requirements of Rule 14a-19. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

ANNUAL REPORT ON FORM 10-K
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, including financial statements, is being made available to our stockholders concurrently with this Proxy Statement at www.colonialstock.com/GlobalCleanEnergy2024 and does not form part of the proxy solicitation material. Stockholders may obtain without charge another copy of the Annual Report on Form 10-K, excluding certain exhibits, by writing to our Corporate Secretary, Global Clean Energy Holdings, Inc., 6451 Rosedale Hwy, Bakersfield, California 93308.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

OTHER BUSINESS
Management of the Company is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors,

Noah Verleun
President & Chief Executive Officer (int)
October 2, 2024

ANNEX A - AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
The text below is the portion of the Certificate of Incorporation of Global Clean Energy Holdings, LLC, as filed as Appendix D to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on June 2, 2010, as proposed to be amended by “Proposal 2 | Amendment of the Company’s Certificate of Incorporation.” Proposed additions are indicated by underlining and proposed deletions are indicated by strike-outs.

SIXTH – To the fullest extent permitted by the DGCL, as currently in effect or hereafter amended, no ~~A~~ director or officer of the Corporation shall ~~not~~ be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director or officer except for liability to the extent provided by applicable law (i) for any breach of the director's or officer’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) with respect to a director, under Section 174 of the DGCL; or (iv) for any transaction from which the director or officer derived an improper personal benefit. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal. For purposes of this Article, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.

ANNEX B - AMENDED AND RESTATED STOCK OPTION AGREEMENT, DATED OCTOBER 14, 2023, BY AND BETWEEN RICHARD PALMER AND GCE HOLDINGS, INC.
AMENDED AND RESTATED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (“Agreement”), effective as of October 14, 2023 (the “Effective Date”), is made by and between Global Clean Energy Holdings, Inc., a Delaware corporation (the “Company”), and Richard Palmer (“Optionee”).

WHEREAS, Optionee has served as the Company’s Chief Executive Officer pursuant to that certain employment agreement entered into as of September 7, 2007, as amended; and

WHEREAS, on October 16, 2018, the Company and Optionee entered into a new employment agreement (the “Employment Agreement”) that replaced his prior employment agreement, under which Employment Agreement Optionee agreed to serve as the Company’s President and Chief Executive Officer through at least October 15, 2023; and

WHEREAS, on October 16, 2018 (the “Original Grant Date”), the Company granted a non-qualified stock option to Optionee to purchase up to 11,000,000 shares (as adjusted for a 1-for-10 reverse stock split) as additional consideration under the Employment Agreement; and

WHEREAS, the Company and the Optionee now desire to enter into this amended and restated non-qualified stock option agreement to provide for, among other things, an amendment to the exercise price of the Option and an extension to the Expiration Date, in each case subject to stockholder approval of such amendment at the Company’s 2024 annual meeting of stockholders (“Stockholder Approval”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the Company and Optionee agree as follows:

1.Grant of Option. Effective as of the Original Grant Date, Optionee has been granted the right and option (the “Option”) to purchase up to eleven million (11,000,000) shares of the Company’s common stock (“Common Stock”) at an exercise price equal to $0.97 per share, the fair market price of the Company’s Common Stock on the last trading day immediately prior to the Effective Date. As of the Effective Date, the Option has vested in full. The Option shall expire on the fifth anniversary of the Original Grant Date; provided that if Stockholder Approval has been obtained, the Option shall expire on the tenth anniversary of the Original Grant Date (such date, the “Expiration Date”). The Option is intended to be a non-qualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

2.Method of Exercise. Subject to the restrictions set forth in Section 3, the Option shall be exercised by written notice to the Company by Optionee (or successor in the event of death) and payment of the exercise price in the manner specified below. Such written notice shall state the number of shares with respect to which such Option is being exercised. The date on which both the written notice and the exercise price are received is herein referred to as the “Exercise Date”. Prior to the issuance of shares upon the exercise of the Option, Optionee must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local tax withholding obligations of the Company. Within five business days following the later of the Exercise Date or the payment to the Company of any withholding taxes, the

Company shall deliver to Optionee at the principal office of the Company, or such other place as the Optionee may designate, a certificate or certificates for such shares. Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange or notice period for listing such shares under the rules of Nasdaq. In the event the Option shall be exercisable by any person or entity other than Optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person or entity to exercise such Option. The Option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

a.a check or money order made payable to the Company in the amount of the exercise price; or

b.if expressly authorized in writing by the Company’s Board of Directors (the “Board”), in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company’s common stock owned by Optionee having a fair market value not less than the exercise price; or

c.any other method such as cashless exercise that is expressly authorized in writing by the Board, in its sole discretion, at the time of the Option exercise.

Only whole shares may be purchased.

3.Restrictions on Exercise and Delivery. The exercise of the Option shall be subject to the condition that, if at any time the Board shall determine, in its sole and absolute discretion,

a.the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of the Common Stock pursuant the Option exercise,

b.the listing, registration, or qualification of any Common Stock deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Common Stock pursuant thereto, or

c.the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Common Stock pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Optionee shall execute such documents and take such other actions as are required by the Board to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or member of the Board (or a committee thereof), shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section. In addition, following the Effective Date the exercise provisions governing the Option are contingent upon obtaining Stockholder Approval. If, and only if, Stockholder Approval is obtained, then upon exercise of the Option, Optionee may purchase the number of shares of the Company’s Common Stock underlying the Option by paying the exercise price as specified in Section 1. If Stockholder Approval is not obtained, then this

Agreement shall be null and void as of the Effective Date, and the Option may only be exercised in accordance with its original terms (if permitted by its original terms).

4.Covenants by the Company.

a.Notice to Allow Exercise by Optionee. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Optionee at its last address as it shall appear upon the records of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Optionee shall remain entitled to exercise this Option during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

b.Reservation of Shares. The Company covenants that, at all times on or before the Expiration Date, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Stock upon the exercise of this Option. The Company further covenants that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates of Common Stock upon the exercise of this Option. The Company will take all such reasonable action as may be necessary to assure that the Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any trading market upon which the Common Stock may be listed.

c.Loss, Theft, Destruction or Mutilation of Option. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Option, shall not include the posting of any bond), and upon surrender and cancellation of such Option, if mutilated, the Company will make and deliver a new Option of like tenor and dated as of such cancellation, in lieu of such Option.

5.Nonassignability. The Option may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee (except as may be permitted by this Agreement). Any transfer by Optionee of the Option shall void such Option and the Company shall have no further obligation with respect to the Option. The Option shall not be pledged or hypothecated in any way, nor shall the Option be subject to execution, attachment or similar process.

6.Rights as Shareholder. Neither Optionee nor his executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Common Stock unless and until certificates representing such Common Stock shall have been issued in Optionee’s name.

7.No Right of Employment. Neither the grant nor exercise of the Option nor anything in this Agreement shall impose upon the Company or any other corporation any obligation to employ or continue to employ Optionee. The right of the Company to terminate Optionee shall not be diminished or affected because the Option has been granted to Optionee.

8.Changes in Capital Structure.

Adjustment Provisions.

a.If the shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company through a reorganization (other than a reorganization, merger or consolidation in which the Company is not the surviving corporation), recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made changing the number or kind of Common Stock allocated to any unexercised portion of the Option. All such adjustments shall be made with a corresponding adjustment in the exercise price for each share of Common Stock covered by the Option.

b.Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Company shall use its best efforts, but shall be under no obligation, to cause the reorganization, merger or consolidation agreement to include a provision for the assumption of the Option, or the substitution for the Option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares of common stock and prices, and if the reorganization, merger or consolidation agreement so provides, the Option granted hereunder shall continue in the manner and under the terms so provided in such agreement. Upon the dissolution or liquidation of the Company, or upon a sale of substantially all of its property, or a reorganization, merger or consolidation, which does not include a provision for assumption of the Option, the Option shall terminate.

9.Representations and Warranties of Optionee. In connection with the grant of the Option hereunder, Optionee hereby represents and warrants to the Company as follows:

a.The Option is, and any Common Stock Optionee may acquire pursuant to the exercise of the Option (together with the Option, the “Securities”), will be acquired, by Optionee for investment for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and he has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his property shall at all times be within his control.

b.Optionee understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), on the basis that the sale of the Securities is exempt from registration under the Securities Act under Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on Optionee’s representations set forth herein.

c.Optionee understands and agrees that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption from such registration requirements, and that in the absence of an effective registration statement covering such Securities or an available exemption from registration under the Securities Act, such Securities must be held indefinitely.

d.Optionee has the ability to bear the economic risks of Optionee’s investment in the Securities. Optionee is able, without materially impairing Optionee’s financial condition, to hold Optionee’s investment in the Company for an indefinite period of time and to suffer a complete loss on Optionee’s investment. Optionee understands and has fully considered for purposes of Optionee’s investment the risks of Optionee’s investment and understands that an investment in the Company represents an extremely speculative investment which involves a high degree of risk of loss.

e.Optionee acknowledges and agrees that all certificates evidencing the Common Stock issuable upon the exercise of the Option shall bear substantially the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

10.Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Board, which may be withheld for any reason, and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

11.Code Section 409A Compliance. The Option has been amended on the Effective Date on the basis that the Option is, and following the Effective Date will be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding anything herein to the contrary, the Company may unilaterally make changes to the Option that the Company determines are necessary to comply with the provisions Section 409A of the Code. Optionholder hereby agrees and acknowledges, neither the Company nor any of its affiliates makes any representations with respect to the application of Section 409A of the Code to the Option and, by the acceptance of the Options, Optionholder agrees to accept the potential application of Section 409A of the Code to the Option and the other tax consequences of the issuance, vesting, ownership, modification, adjustment, exercise and disposition of the Option.

12.Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for the Optionee or at such other address as Optionee may specify in writing to the Company.

13.Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

14.Governing Law. This Agreement shall be governed by the laws of the State of California.

15.Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous negotiations, discussions, agreements or understandings (whether written or oral) are merged herein and are superseded hereby. Each annex or schedule to this Agreement shall be considered incorporated into this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“COMPANY”                GLOBAL CLEAN ENERGY HOLDINGS, INC.,
a Delaware corporation

By: ______________________________________
Name: David Walker
Title: Chairman

“OPTIONEE”

_______________________________________
Richard Palmer

ANNEX C - AMENDED AND RESTATED STOCK OPTION AGREEMENT, DATED OCTOBER 14, 2023, BY AND BETWEEN NOAH VERLEUN AND GCE HOLDINGS, INC.
AMENDED AND RESTATED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (“Agreement”), effective as of October 16, 2023 (the “Effective Date”), is made by and between Global Clean Energy Holdings, Inc., a Delaware corporation (the “Company”), and Noah Verleun (“Optionee”).

WHEREAS, Optionee has served in various roles at the Company and its affiliates since 2010;

WHEREAS, in connection with Optionee’s service to the Company and its affiliates, Optionee was granted stock options to purchase an aggregate of up to 6,000,000 shares (as adjusted for a 1-for-10 reverse stock split), as further set forth on Annex A hereto (the date of such grants, the “Original Grant Date”); and

WHEREAS, the Company and the Optionee now desire to enter into this amended and restated stock option agreement to provide for, among other things, an amendment to the exercise price of the Option and an extension to the Expiration Date, in each case subject to stockholder approval of such amendment at the Company’s 2024 annual meeting of stockholders (“Stockholder Approval”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the Company and Optionee agree as follows:

1.    Grant of Option. Effective as of the Original Grant Date, Optionee has been granted the right and option (the “Option”) to purchase an aggregate of up to six million (6,000,000) shares of the Company’s common stock (“Common Stock”) at an exercise price equal to $0.97 per share, the fair market price of the Company’s Common Stock on the last trading day immediately prior to the Effective Date, in each case as set forth in Annex A. As of the Effective Date, the Option has vested in full. The Option shall expire on the fifth anniversary of the Original Grant Date; provided that if Stockholder Approval has been obtained, the Option shall expire on the tenth anniversary of the Original Grant Date, as set forth in Annex A (such date, the “Expiration Date”). The Option as annotated in Annex A are intended to be a non-qualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

2.    Method of Exercise. Subject to the restrictions set forth in Section 3, the Option shall be exercised by written notice to the Company by Optionee (or successor in the event of death) and payment of the exercise price in the manner specified below. Such written notice shall state the number of shares with respect to which such Option is being exercised. The date on which both the written notice and the exercise price are received is herein referred to as the “Exercise Date”. Prior to the issuance of shares upon the exercise of the Option, Optionee must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local tax withholding obligations of the Company. Within five business days following the later of the Exercise Date or the payment to the Company of any withholding taxes, the Company shall deliver to Optionee at the principal office of the Company, or such other place as the Optionee may designate, a certificate or certificates for such shares. Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange or notice period for listing such shares under the rules of Nasdaq. In the event the Option shall be exercisable by any person or entity other than Optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person or entity to exercise such Option. The Option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

a.    a check or money order made payable to the Company in the amount of the exercise price; or

b.    if expressly authorized in writing by the Company’s Board of Directors (the “Board”), in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company’s common stock owned by Optionee having a fair market value not less than the exercise price; or

c.    any other method such as cashless exercise that is expressly authorized in writing by the Board, in its sole discretion, at the time of the Option exercise.

Only whole shares may be purchased.

3.    Restrictions on Exercise and Delivery. The exercise of the Option shall be subject to the condition that, if at any time the Board shall determine, in its sole and absolute discretion,

a.    the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of the Common Stock pursuant the Option exercise,

b.    the listing, registration, or qualification of any Common Stock deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Common Stock pursuant thereto, or

c.    the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Common Stock pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Optionee shall execute such documents and take such other actions as are required by the Board to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or member of the Board (or a committee thereof), shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section. In addition, following the Effective Date the exercise provisions governing the Option are contingent upon obtaining Stockholder Approval. If, and only if, Stockholder Approval is obtained, then upon exercise of the Option, Optionee may purchase the number of shares of the Company’s Common Stock underlying the Option by paying the exercise price as specified in Section 1 and Annex A. If Stockholder Approval is not obtained, then this Agreement shall be null and void as of the Effective Date, and the Option may only be exercised in accordance with its original terms (if permitted by its original terms).

4.    Covenants by the Company.

a.    Notice to Allow Exercise by Optionee. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Optionee at its last address as it shall appear upon the records of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Optionee shall remain entitled to exercise this Option during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

b.    Reservation of Shares. The Company covenants that, at all times on or before the Expiration Date, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Stock upon the exercise of this Option. The Company further covenants that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates of Common Stock upon the exercise of this Option. The Company will take all such reasonable action as may be necessary to assure that the Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any trading market upon which the Common Stock may be listed.

c.    Loss, Theft, Destruction or Mutilation of Option. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Option, shall not include the posting of any bond), and upon surrender and cancellation of such Option, if mutilated, the Company will make and deliver a new Option of like tenor and dated as of such cancellation, in lieu of such Option.

5.    Nonassignability. The Option may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee (except as may be permitted by this Agreement). Any transfer by Optionee of the Option shall void such Option and the Company shall have no further obligation with respect to the Option. The Option shall not be pledged or hypothecated in any way, nor shall the Option be subject to execution, attachment or similar process.

6.    Rights as Shareholder. Neither Optionee nor his executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Common Stock unless and until certificates representing such Common Stock shall have been issued in Optionee’s name.

7.    No Right of Employment. Neither the grant nor exercise of the Option nor anything in this Agreement shall impose upon the Company or any other corporation any obligation to employ or continue to employ Optionee. The right of the Company to terminate Optionee shall not be diminished or affected because the Option has been granted to Optionee.

8.    Changes in Capital Structure.

Adjustment Provisions.

a.    If the shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company through a reorganization (other than a reorganization, merger or consolidation in which the Company is not the surviving corporation), recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made changing the number or kind of Common Stock allocated to any unexercised portion of the Option. All such adjustments shall be made with a corresponding adjustment in the exercise price for each share of Common Stock covered by the Option.

b.    Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Company shall use its best efforts, but shall be under no obligation, to cause the reorganization, merger or consolidation agreement to include a provision for the assumption of the Option, or the substitution for the Option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares of common stock and prices, and if the reorganization, merger or consolidation agreement so provides, the Option granted hereunder shall continue in the manner and under the terms so provided in such agreement. Upon the dissolution or liquidation of the Company, or upon a sale of substantially all of its property, or a reorganization, merger or consolidation, which does not include a provision for assumption of the Option, the Option shall terminate.

9.    Representations and Warranties of Optionee. In connection with the grant of the Option hereunder, Optionee hereby represents and warrants to the Company as follows:

a.    The Option is, and any Common Stock Optionee may acquire pursuant to the exercise of the Option (together with the Option, the “Securities”), will be acquired, by Optionee for investment for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and he has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his property shall at all times be within his control.

b.    Optionee understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), on the basis that the sale of the Securities is exempt from registration under the Securities Act under Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on Optionee’s representations set forth herein.

c.    Optionee understands and agrees that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption from such registration requirements, and that in the absence of an effective registration statement covering such Securities or an available exemption from registration under the Securities Act, such Securities must be held indefinitely.

d.    Optionee has the ability to bear the economic risks of Optionee’s investment in the Securities. Optionee is able, without materially impairing Optionee’s financial condition, to hold Optionee’s investment in the Company for an indefinite period of time and to suffer a complete loss on Optionee’s investment. Optionee understands and has fully considered for purposes of Optionee’s investment the risks of Optionee’s investment and understands that an investment in the Company represents an extremely speculative investment which involves a high degree of risk of loss.

e.    Optionee acknowledges and agrees that all certificates evidencing the Common Stock issuable upon the exercise of the Option shall bear substantially the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

10.    Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Board, which may be withheld for any reason, and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

11.    Code Section 409A Compliance. The Option has been amended on the Effective Date on the basis that the Option is, and following the Effective Date will be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding anything herein to the contrary, the Company may unilaterally make changes to the Option that the Company determines are necessary to comply with the provisions Section 409A of the Code. Optionholder hereby agrees and acknowledges, neither the Company nor any of its affiliates makes any representations with respect to the application of Section 409A of the Code to the Option and, by the acceptance of the Options, Optionholder agrees to accept the potential application of Section 409A of the Code to the Option and the other tax consequences of the issuance, vesting, ownership, modification, adjustment, exercise and disposition of the Option.

12.    Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for the Optionee or at such other address as Optionee may specify in writing to the Company.

13.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

14.    Governing Law. This Agreement shall be governed by the laws of the State of California.

15.    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous negotiations, discussions, agreements or understandings (whether written or oral) are merged herein and are superseded hereby. Each annex or schedule to this Agreement shall be considered incorporated into this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“COMPANY”                GLOBAL CLEAN ENERGY HOLDINGS, INC.,
a Delaware corporation

By: ______________________________________
Name: David Walker
Title: Chairman

“OPTIONEE”

_______________________________________
Noah Verleun

Annex A

Option	Original Grant Date	Original Expiration Date	Amended Expiration Date*	Shares Vested	Original Exercise Price	Amended Exercise Price*
ES-24-1 NSO**	6/21/19	6/20/24	6/20/29	950,000	$0.165	$0.97
ES-24-2 ISO	6/21/19	6/20/24	6/20/29	50,000	$0.165	$0.97
ES-23 NSO**	1/15/19	1/14/24	1/14/29	5,000,000	$0.20	$0.97

* Subject to Stockholder Approval, as set forth in the Agreement.
** Non-qualified stock option

Global clean energy

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

Voting Instructions

You can vote by Internet or Telephone!
Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/*GlobalCleanEnergy2024*

- You can view the Global Clean Energy Holdings, Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 5:00 P.M. EDT on November 19th, 2024. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 5:00 P.M. EDT on November 19th, 2024.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- **If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.**

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Noah Verleun and Antonio D'Amico, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.01 par value per share ("Shares") of Global Clean Energy Holdings, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held virtually on November 20th, 2024 at 8:00 A.M., Pacific Time, and directs that the Shares represented by this Proxy shall be voted as indicated below:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees: 1) Susan L. Anhalt 2) Phyllis E. Currie 3) Richard Palmer 4) Noah Verleun 5) David R. Walker	☐	☐	☐	______

	For	Against	Abstain
2. Proposal 2: To approve an amendment to the Company's Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer	☐	☐	☐
3. Proposal 3: To approve amendments to outstanding non-plan option grants	☐	☐	☐
4. Proposal 4. To approve, by non-binding advisory vote, the compensation of our named executive officers	☐	☐	☐
5. Proposal 5. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL CLEAN ENERGY HOLDINGS, INC. The board of directors recommends a vote FOR all the nominees for directors in Proposal 1 and FOR Proposals 2, 3, 4 and 5. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4 and 5.

You must register to attend or participate in the meeting at www.colonialstock.com/GlobalCleanEnergy2024

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on Wednesday, November 20, 2024

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, GLOBAL CLEAN ENERGY HOLDINGS, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The board of directors recommends a vote FOR all the nominees for directors in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS

1. Susan L. Anhalt	2. Phyllis E. Currie	3. Richard Palmer
4. Noah Verleun	5. David R. Walker	

4. To approve, by non-binding advisory vote, the compensation of our named executive officers

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/GlobalCleanEnergy2024**

HOW TO VOTE

BY INTERNET www.colonialstock.com/GlobalCleanEnergy2024
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	November 20, 2024 8:00 AM PT
Meeting Location:	To be held virtually at: www.colonialstock.com/GlobalCleanEnerg

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: November 10, 2024

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/GlobalCleanEnergy2024
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.